EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Imaging Technologies Corporation, a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Brian Bonar, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of
2002  (18  U.S.C.   1350),  that  to  my  knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  November  25,  2002

/s/  Brian  Bonar
_______________________________
Brian  Bonar
Chief  Executive  Officer  and
Principal  Accounting  Officer